ACCOUNTANT'S CONSENT


The Board of Directors and Stockholders
Metromedia International Group, Inc.



We consent to the use of our report incorporated herein by reference in the
Registration Statement on Form S-8 (No. 33-   ).



                                    /S/ KPMG Peat Marwick LLP


New York, New York
April 5, 1996